UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024

Nuveen Churchill Private Credit Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56659	99-6603992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 5, 2024, Nuveen Churchill Private Credit Fund (the “Fund”) held a virtual special meeting of shareholders (the “Special Meeting”). Shareholders of record at the close of business on November 25, 2024 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, there were 8,400,040 common shares of beneficial interest of the Fund (the “Shares”) outstanding and entitled to vote. A quorum consisting of 8,400,040 Shares were present or represented by proxy at the Special Meeting. At the Special Meeting, shareholders were asked to consider and vote upon the following proposals:

•To adopt the Purchase and Sale Agreement, dated as of October 23, 2024, by and between the Fund and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust, and approve the transactions contemplated thereby (the “Transaction Proposal”); and
•To authorize the Board of Trustees of the Fund to withdraw the Fund’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Withdrawal Proposal”).

The Transaction Proposal and the Withdrawal Proposal were each approved by the Fund’s shareholders at the Special Meeting. The votes for, votes against, and abstentions are set forth below:

Proposal 1 – Approval of the Transaction Proposal

The Transaction Proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,400,040	0	0	—

Proposal 2 – Approval of the Withdrawal Proposal

The Withdrawal Proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,400,040	0	0	—

Item 9.01    Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Credit Fund

Date: December 9, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President